CHICKEN LITTLE GROWTH FUND

Supplement to the Prospectus and Statement of Additional Information

dated August 8, 2005

Effective as of December 1, 2006 and until further notice, the Fund is no longer offering its shares for purchase.

The advisor to the Fund has indicated that it is currently not able to reimburse the Fund for certain operating expenses as required by the advisor’s expense limitation/reimbursement agreement with the Trust on behalf of the Fund. As a result, the Fund’s net asset value has been re-calculated to deduct the Fund operating expenses not reimbursed by the advisor through November 30, 2006, causing a dilution in the net asset value of the Fund of approximately 32 cents ($0.32) per share.

On behalf of the Fund’s shareholders, the Trustees have requested that the advisor reimburse these expenses as soon as possible. In the interim, the Fund continues to incur certain additional operating expenses that are subject to reimbursement by the advisor in accordance with its agreement, but that the advisor has indicated it is currently unable to pay. The advisor has advised the Board of Trustees that it is actively seeking to raise capital to reimburse the Fund for all accrued reimbursable expenses; however, there is no guarantee that the advisor will be able to obtain such funds. As a result, the Fund is accruing expenses assuming no reimbursement from the advisor, which means that the Fund will incur expenses at a substantially higher level and which will further dilute the net asset value of the Fund. The information set forth on the next page replaces the information under “Fees and Expenses of Investing in the Fund” on Page 8 of the Prospectus in its entirety.

Although no new purchases of Fund shares are being accepted from new or existing shareholders (other than through automatic reinvestment of dividends or other distributions), the Fund currently continues to pursue its investment objective, and shareholders continue to have the right to redeem their Fund shares at any time. However, the Board of Trustees will be forced to consider liquidating the Fund in the event the advisor fails to reimburse the Fund (or to make acceptable arrangements for payment) by December 31, 2006. Shareholders will be promptly notified of any new developments.

If the Fund is liquidated, the Fund’s portfolio holdings will be sold and the proceeds, including any capital gains, will be distributed as soon as practicable to shareholders in an involuntary redemption. An involuntary redemption will create a capital gain or capital loss which may have tax consequences about which shareholders are urged to consult their tax advisor.

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This supplement and the Prospectus dated August 8, 2005 provide the information a prospective investor should know about the Fund and should be retained for future reference. A Statement of Additional Information, dated August 8, 2005 as hereby supplemented, has been filed with the Securities and Exchange Commission, and is incorporated herein by reference. You may obtain the Prospectus or Statement of Additional Information without charge by calling the Fund at (877) 621-9183.

FEES AND EXPENSES OF INVESTING IN THE FUND

The tables describe the fees and expenses that you would pay if you buy and hold shares of the Fund.

1 The Fund is intended for long-term investors. To discourage short-term trading and market timing, which can increase Fund expenses, the Fund typically charges a 1.00% redemption fee on shares redeemed within 60 calendar days after they are purchased.

2 A wire transfer fee of $15 is charged to defray custodial charges for redemptions paid by wire transfer. This fee is subject to change.

3 Restated to exclude any reimbursement required from the advisor under its expense limitation agreement with the Fund, and based on net assets of the Fund as of November 30, 2006.

4 This management fee is higher than the management fee paid by most other mutual funds.

5 The Fund has adopted a Rule 12b-1 Plan that allows the Fund to pay an annual fee of up to 0.25% to financial institutions that provide distribution and/or shareholder servicing. The Plan will not be activated prior to July 31, 2007.

6 The “Other Expenses” and “Total Annual Fund Operating Expenses” are substantially higher than those paid by most other mutual funds.

7 The advisor contractually has agreed to waive its management fee and/or reimburse expenses so that Total Annual Fund Operating Expenses, excluding brokerage fees and commissions, any 12b-1 fees, borrowing costs (such as interest and dividend expenses on securities sold short), taxes and extraordinary expenses, do not exceed 3.00% of the Fund’s average daily net assets through July 31, 2007. Each waiver or reimbursement by the advisor is subject to repayment by the Fund within the three fiscal years following the fiscal year in which that particular expense is incurred; provided that the Fund is able to make the repayment without exceeding the 3.00% expense limitation. This assumes the advisor is unable to reimburse expenses in excess of its management fee.

Example:

Based on the costs above, this example helps you compare the expenses of the Fund’s shares to those of other mutual funds. This example assumes the expenses above remain the same and that the expenses were maintained for one year at rates described above. It also assumes that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
$983	$2,802	$4,441	$7,861